BRIDGE BUILDER TRUST
Bridge Builder Small/Mid Cap Growth Fund (the “Fund”)
Supplement dated September 21, 2026
to the Summary Prospectus dated October 27, 2025,
as amended and restated June 18, 2026 and as supplemented, and the
Prospectus dated October 27, 2025, as supplemented
This supplement provides new and additional information beyond that contained in the
Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus.
At a meeting held on August 19‑20, 2026, the Board of Trustees of Bridge Builder Trust (the “Trust”), upon the recommendation of Olive Street Investment Advisers, LLC, approved certain changes to the Fund, including (i) a change to the Fund’s name to “Bridge Builder Mid Cap Fund,” (ii) changes to the Fund’s principal investment strategy pursuant to which the Fund will invest primarily in mid‑capitalization companies and no longer invest primarily in both small- and mid‑capitalization companies or follow a growth-oriented investment style, and (iii) a new 80% investment policy to invest in securities of mid‑capitalization companies (collectively, the “Repositioning”). The Trust provided shareholders with notice of the Repositioning, including advance notice of the Fund’s new 80% investment policy pursuant to Rule 35d‑1 under the Investment Company Act of 1940, in a supplement dated August 24, 2026 (the “August Supplement”). The Repositioning is expected to be completed by October 28, 2026.
In connection with the Repositioning, the Board also approved the appointment of certain new sub‑advisers and the termination of certain existing sub‑advisory agreements, as previously disclosed in the August Supplement. The Fund is now beginning to implement changes in connection with the Repositioning on a phased basis.
The changes described in this supplement are expected to be implemented in accordance with the approximate dates set forth below:

•
Effective on or about September 25, 2026, Eagle Asset Management, Inc. (“Eagle”) and Federated MDTA LLC (“Federated MDT”) will no longer serve as subadvisers to each of their respective allocated portions of the Fund.

Effective on or about the same date, LSV Asset Management (“LSV”) and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) will each begin serving as a subadviser to an allocated portion of the Fund. Accordingly, the revisions described below relating to Eagle, Federated MDT, LSV and Vaughan Nelson will become effective on or about September 25, 2026.

•
Effective on or about October 2, 2026, Boston Partners Global Investors, Inc. (“Boston Partners”) will begin serving as a subadviser to an allocated portion of the Fund. Accordingly, the revisions described below relating to Boston Partners will become effective on or about October 2, 2026.

Artisan Partners Limited Partnership, Driehaus Capital Management LLC, Los Angeles Capital Management LLC, Russell Investment Management, LLC and Stephens Investment Management Group, LLC will continue to serve as subadvisers to the Fund.
Accordingly, the Summary Prospectus and Prospectus are hereby supplemented and revised as follows:

1.	All references and information related to Eagle and Federated MDT, with respect to the Fund, are hereby deleted in their entirety.

2.
The fifth paragraph under the sub‑section of the Prospectus entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Small/Mid Cap Growth Fund” and the fifth paragraph under the corresponding sub‑section of the Summary Prospectus are hereby deleted and replaced with the following:

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub‑adviser. The Adviser allocates Fund assets for each investment strategy to the following Sub‑advisers: Artisan Partners Limited Partnership (“Artisan Partners”), Boston Partners Global Investors, Inc. (“Boston Partners”), Driehaus Capital Management LLC (“Driehaus”), Los Angeles Capital Management LLC (“LA Capital”), LSV Asset Management (“LSV”), Russell Investment Management, LLC (“RIM”), Stephens Investment Management Group, LLC (“SIMG”) and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”). The Adviser may adjust allocations to the Sub‑advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of the Sub‑advisers. Below is a summary of each Sub‑adviser’s principal investment strategies.

3.
The following paragraphs are hereby added to the sub‑section of the Prospectus entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Small/Mid Cap Growth Fund” and to the corresponding sub‑section of the Summary Prospectus:

Boston Partners’ Principal Investment Strategies
Boston Partners primarily invests in mid‑capitalization companies. Boston Partners uses bottom‑up fundamental analysis to make investment decisions. Boston Partners’ strategy is designed to identify companies with attractive valuations, sound business fundamentals, and improving business momentum. Boston Partners’ strategy seeks to add value through bottom‑up stock selection.
LSV’s Principal Investment Strategies
LSV primarily invests in mid‑capitalization companies. LSV uses a bottom‑up investment style, seeking to identify companies that are trading at prices substantially below their intrinsic value. LSV follows an active investment strategy, focusing on using data and financial information and combining such information with the rigor of a quantitative model.

Vaughan Nelson’s Principal Investment Strategies
Vaughan Nelson primarily invests in mid‑capitalization companies with a focus on those companies meeting Vaughan Nelson’s return expectations. Vaughan Nelson uses a bottom‑up value-oriented investment process in constructing its allocated portion of the Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

•	Companies earning a positive return on capital with stable‑to‑improving returns;
•	Companies valued at a discount to their asset value; and
•	Companies with an attractive and sustainable dividend level.

4.
The following tables are hereby added to the sub‑section of the Prospectus entitled “Sub‑advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder Small/Mid Cap Growth Fund” and to the corresponding sub‑section of the Summary Prospectus:

Boston Partners
Portfolio Managers	Position with Boston Partners	Length of Service to the Fund
Steven Pollack, CFA	Senior Portfolio Manager	Since October 2026

Timothy Collard	Portfolio Manager	Since October 2026

LSV
Portfolio Managers	Position with LSV	Length of Service to the Fund
Josef Lakonishok, Ph.D.	Chief Executive Officer, Chief Investment Officer, Portfolio Manager and Founding Partner	Since September 2026
Menno Vermeulen, CFA	Portfolio Manager, Systems Development, and Partner	Since September 2026
Puneet Mansharamani, CFA	Portfolio Manager and Partner	Since September 2026
Greg Sleight	Portfolio Manager and Partner	Since September 2026
Guy Lakonishok, CFA	Portfolio Manager and Partner	Since September 2026
Gal Skarishevsky	Portfolio Manager and Partner	Since September 2026

Vaughan Nelson
Portfolio Managers	Position with Vaughan Nelson	Length of Service to the Fund
Dennis G. Alff, CFA	Senior Portfolio Manager (Lead)	Since September 2026
Chris D. Wallis, CFA	CEO and Senior Portfolio Manager	Since September 2026
Sundeep Khanna, CFA	Portfolio Manager	Since September 2026

5.	The last paragraph under the sub‑section of the Prospectus entitled “Bridge Builder Small/Mid Cap Growth Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies” is hereby deleted and replaced with the following:
The Adviser allocates assets of the Fund to the following Sub‑advisers: Artisan Partners, Boston Partners, Driehaus, LA Capital, LSV, RIM, SIMG and Vaughan Nelson. The Adviser may adjust allocations to the Sub‑advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub‑adviser. Below is a summary of each Sub‑adviser’s principal investment strategies.

6.
The following paragraphs are hereby added to the sub‑section of the Prospectus entitled “Bridge Builder Small/Mid Cap Growth Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies”:

Boston Partners’ Principal Investment Strategies
Boston Partners primarily invests in mid‑capitalization companies. The strategy of Boston Partners is grounded in bottom‑up fundamental analysis. Boston Partners seeks to identify companies with attractive valuations, sound business fundamentals, and improving business momentum. Boston Partners’ strategy seeks to add value through bottom‑up stock selection. Boston Partners’ investment philosophy is that (1) low valuation stocks outperform high valuation stocks; (2) companies with strong fundamentals, e.g. high and sustainable returns on invested capital, outperform companies with weak fundamentals; and (3) stocks with positive business momentum, e.g. rising earnings estimates, outperform stocks with negative business momentum.
Boston Partners seeks to construct a well-diversified portfolio that consistently possesses these three characteristics; Boston Partners aims to limit downside risk, preserve capital, and maximize the power of compounding.
LSV’s Principal Investment Strategies
LSV uses a deep value, bottom‑up investment approach, employing fundamental and qualitative criteria to evaluate and select securities of mid‑capitalization companies that it feels are trading at a substantial discount to their intrinsic value. LSV follows an active investment strategy, focusing on using data and financial information and combining such information with the rigor of a quantitative model.
LSV’s active investment strategy uses a quantitative investment model to evaluate and make investment decisions for its allocated portion of the Fund in a bottom‑up, contrarian value approach. The primary components of the quantitative model are:

•	traditional value measures, such as price‑to‑earnings, price‑to‑cash flow, and price‑to‑book ratios;
•	indicators that rank companies on long-term past performance using a combination of market indicators and fundamentals;
•	focus on short-term signs of improvement to help identify whether the market is beginning to change its assessment of an undervalued stock in a positive position; and
•	control of incremental risk relative to the benchmark index.

All such indicators are measured relative to the overall universe of mid cap companies.
Vaughan Nelson’s Principal Investment Strategies
Vaughan Nelson primarily invests in mid‑capitalization companies with a focus on those companies meeting Vaughan Nelson’s return expectations. Vaughan Nelson uses a bottom‑up value-oriented investment process in constructing its allocated portion of the Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

•	Companies earning a positive return on capital with stable‑to‑improving returns;
•	Companies valued at a discount to their asset value; and
•	Companies with an attractive and sustainable dividend level.
Vaughan Nelson employs a value-driven investment philosophy that selects stocks selling at a relatively low value based on business fundamentals, economic margin analysis, and discounted cash flow models. Vaughan Nelson selects companies that it believes are out of favor or misunderstood. Vaughan Nelson narrows its investment universe by using value-driven screens to create a research universe of companies in its desired market capitalization range. Vaughan Nelson uses fundamental analysis to construct a portfolio that, in its opinion, is made up of quality companies with the potential to provide significant increases in share price over a three-year period. Vaughan Nelson will generally sell a security when it reaches Vaughan Nelson’s price target or when the issuer shows a change in financial condition, competitive pressures, poor management decisions, or internal or external forces reducing future expected returns from the investment thesis.

7.	The following disclosure is hereby added in the sub‑section of the Prospectus entitled “Sub‑advisers and Portfolio Managers” under the section entitled “Management of the Funds”:
A discussion regarding the Board’s considerations in connection with the approval of the Sub-advisory Agreements with Boston Partners, LSV and Vaughan Nelson, with respect to the Small/Mid Cap Growth Fund, will be available in the Funds’ reports filed on Form N-CSRS, which will cover the period from July 1, 2026 to December 31, 2026.

8.
The following disclosures are hereby added to the sub‑section of the Prospectus entitled “Sub‑advisers and Portfolio Managers – Small/Mid Cap Growth Fund” under the section entitled “Management of the Funds”:

Boston Partners
Boston Partners, One Beacon Street, 30th Floor, Boston, MA 02108, serves as a Sub‑adviser to the Small/Mid Cap Growth Fund under a sub‑advisory agreement with the Adviser on behalf of the Small/Mid Cap Growth Fund. Boston Partners is an autonomous subsidiary of ORIX Corporation, a financial services holding company based in Japan. Boston Partners is registered as an investment adviser with the SEC and was founded in

1995. As of June 30, 2026, Boston Partners had assets under management of approximately $149.58 billion.
Portfolio Managers:
Steve Pollack, CFA, and Timothy Collard have been portfolio managers of the Fund since October 2026.
Mr. Pollack has been a portfolio manager at Boston Partners since 2000. Before joining Boston Partners, he spent 12 years as an equity portfolio manager at Hughes Investments. Mr. Pollack has been in the investment industry since 1984.
Mr. Collard is a portfolio manager for the Boston Partners Mid Cap Value Equity product. He began his investment career in 2005 and joined Boston Partners in 2018 as an equity analyst.
LSV
LSV, 155 North Wacker Drive, Suite 4600, Chicago, IL 60606, serves as a sub‑adviser to the Small/Mid Cap Growth Fund under a sub‑advisory agreement with the Adviser on behalf of the Small/Mid Cap Growth Fund. LSV is registered as an investment adviser with the SEC. As of June 30, 2026, LSV had assets under management of approximately $122.6 billion.
Portfolio Managers:
Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight, Guy Lakonishok, CFA, and Gal Skarishevsky have been portfolio managers of the Fund since September 2026.
Dr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager for LSV since its founding in 1994. He has been in the investment industry since 1978.
Mr. Vermeulen, CFA, has served as a Portfolio Manager of LSV since 1995 and a Portfolio Manager and Partner since 1998. He has previously served as a Senior Quantitative Analyst. Mr. Vermeulen has been in the investment industry since 1993.
Mr. Mansharamani, CFA, has served as a Partner and Portfolio Manager since 2006 and had previously served as a Senior Quantitative Analyst upon joining LSV in 2000.
Mr. Sleight has served as a Partner since 2012 and Portfolio Manager since 2014 and previously served as a Quantitative Analyst upon joining LSV in 2006.
Mr. Lakonishok, CFA, has served as a Partner since 2013 and Portfolio Manager since 2014 and previously served as a Quantitative Analyst upon joining LSV in 2009. He has been in the investment industry since 2002.

Mr. Skarishevsky has served as a Partner since 2022 and Portfolio Manager since 2025 and had previously served as a Senior Quantitative Analyst upon joining LSV in 2017.
Vaughan Nelson
Vaughan Nelson, 600 Travis Street, Suite 3800, Houston, Texas 77002, serves as a Sub‑adviser to the Small/Mid Cap Growth Fund under a sub‑advisory agreement with the Adviser on behalf of the Small/Mid Cap Growth Fund. Vaughan Nelson is registered as an investment adviser with the SEC and was founded in 1970. As of June 30, 2026, Vaughan Nelson had assets under management of approximately $16.2 billion.
Portfolio Managers:
Dennis G. Alff, CFA, Chris D. Wallis, CFA, and Sundeep Khanna, CFA, have been portfolio managers of the Fund since September 2026.
Mr. Alff has been a Senior Portfolio Manager at Vaughan Nelson since 2006. He has been in the investment industry since 1997. Mr. Alff has also served as Vice President, Credit Arbitrage and Asset Investments at Koch Capital Markets and Project Leader at The Boston Consulting Group.
Mr. Wallis has been Chief Executive Officer and Chief Investment Officer at Vaughan Nelson since 1999. He has been in the investment industry since 1992. Prior to joining Vaughan Nelson, he was an Associate at Simmons & Company International and a Manager at Coopers & Lybrand, LLP.
Mr. Khanna has been a Vice President at Vaughan Nelson since 2020. He has been in the investment industry since 2005. Prior to joining Vaughan Nelson, Mr. Khanna was a portfolio manager at Carlson Capital from 2013 to 2019. He also served as an investment banking analyst at Citigroup from 2005 to 2007.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

BRIDGE BUILDER TRUST

Bridge Builder Small/Mid Cap Growth Fund (the “Fund”)

Supplement dated September 21, 2026

to the Statement of Additional Information (“SAI”) dated October 27, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

At a meeting held on August 19-20, 2026, the Board of Trustees of Bridge Builder Trust (the “Trust”), upon the recommendation of Olive Street Investment Advisers, LLC, approved certain changes to the Fund, including (i) a change to the Fund’s name to “Bridge Builder Mid Cap Fund,” (ii) changes to the Fund’s principal investment strategy pursuant to which the Fund will invest primarily in mid-capitalization companies and no longer invest primarily in both small- and mid-capitalization companies or follow a growth-oriented investment style, and (iii) a new 80% investment policy to invest in securities of mid-capitalization companies (collectively, the “Repositioning”). The Trust provided shareholders with notice of the Repositioning, including advance notice of the Fund’s new 80% investment policy pursuant to Rule 35d-1 under the Investment Company Act of 1940, in a supplement dated August 24, 2026 (the “August Supplement”). The Repositioning is expected to be completed by October 28, 2026.

In connection with the Repositioning, the Board also approved the appointment of certain new sub-advisers and the termination of certain existing sub-advisory agreements, as previously disclosed in the August Supplement. The Fund is now beginning to implement changes in connection with the Repositioning on a phased basis.

The changes described in this supplement are expected to be implemented in accordance with the approximate dates set forth below:

•

Effective on or about September 25, 2026, Eagle Asset Management, Inc. (“Eagle”) and Federated MDTA LLC (“Federated MDT”) will no longer serve as subadvisers to each of their respective allocated portions of the Fund.

Effective on or about the same date, LSV Asset Management (“LSV”) and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) will each begin serving as a subadviser to an allocated portion of the Fund. Accordingly, the revisions described below relating to Eagle, Federated MDT, LSV and Vaughan Nelson will become effective on or about September 25, 2026.

•

Effective on or about October 2, 2026, Boston Partners Global Investors, Inc. (“Boston Partners”), will begin serving as a subadviser to an allocated portion of the Fund. Accordingly, the revisions described below relating to Boston Partners will become effective on or about October 2, 2026.

Artisan Partners Limited Partnership, Driehaus Capital Management LLC, Los Angeles Capital Management LLC, Russell Investment Management, LLC and Stephens Investment Management Group, LLC will continue to serve as subadvisers to the Fund.

1

Accordingly, the SAI is hereby supplemented and revised as follows:

1.	All references and information related to Eagle and Federated MDT, with respect to the Fund, are hereby deleted in their entirety.

2.	The following disclosure is hereby added to the sub-section entitled “Small/Mid Cap Growth Fund” under the section entitled “The Funds’ Investment Teams”:

Boston Partners Global Investors, Inc. (“Boston Partners”), One Beacon Street, 30th Floor, Boston, MA 02108, is the Sub-adviser for an allocated portion of the Small/Mid Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser. Boston Partners is an autonomous subsidiary of ORIX Corporation, a financial services holding company based in Japan. For its services as a Sub-adviser, Boston Partners is entitled to receive a fee from the Small/Mid Cap Growth Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2026. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Bridge Builder Trust)		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Steven Pollack, CFA	5	$25.3 billion	2	$2.9 billion	45	$5.4 billion
Timothy P. Collard	5	$25.3 billion	2	$2.9 billion	45	$5.4 billion
Accounts Subject to Performance Fees
Steven Pollack, CFA	0	$0	0	$0	1	$39.5 million
Timothy P. Collard	0	$0	0	$0	1	$39.5 million

As of June 30, 2026, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Potential Conflicts of Interest. Investment decisions for the Fund’s portfolio are made in conjunction with decisions for other accounts and/or funds for the same strategy. Boston Partners recognizes that potential conflicts may arise with respect to the side-by-side management of registered investment companies and “investment accounts,” which include privately offered funds, separately managed accounts of high net worth individuals and institutional investors, and the other funds. These risks include, but may not be limited to:

2

differing fee structures (including performance based fees), differing investments selected for various vehicles, and inequitable allocation and aggregation trading practices. Private investment partnerships, registered funds and separately managed accounts are generally invested pari passu thus mitigating many of the perceived risks associated with simultaneous management if possible. Additionally, the Compliance Department has developed comprehensive monitoring policies and procedures designed to mitigate any actual or perceived conflicts.

Compensation. All investment professionals receive a compensation package comprised of an industry competitive base salary, a discretionary bonus and long-term incentives. Through the bonus program offered at Boston Partners, key investment professionals are rewarded primarily for strong investment performance. Boston Partners believes this aligns its team firmly with its clients’ objectives and provides the financial and work environment incentives which keep its teams in place.

Typically, bonuses are based upon a combination of one or more of the following four criteria:

•	Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;

•	Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;

•	Investment Team Performance: the financial results of the investment group with client assets;

•	Firm-Wide Performance: the overall financial performance of Boston Partners.

The long-term incentive program offered by Boston Partners effectively confers a significant 20-30% ownership interest in the value of the business to key employees. Annual awards are made by the Compensation Committee and are meant to equate to an additional 10-20% of the participants cash bonus awards.

The compensation program focuses on long term performance with an emphasis on 3- and 5-year results. The timing of receiving deferred compensation reinforces this emphasis. Roughly 50% of compensation is based on qualitative measures and roughly 50% is based on quantitative measures. These compensation percentages can vary based on an individual’s role in the firm.

Boston Partners retains professional compensation consultants with asset management expertise to periodically review its practices to ensure that they remain highly competitive.

LSV Asset Management (“LSV”), 155 North Wacker Drive, Suite 4600, Chicago, IL 60606, is the Sub-adviser for an allocated portion of the Small/Mid Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser. LSV is a Delaware general partnership between LSV’s management team and current and retired employee partners, owners of a majority position, and SEI Funds, Inc., a wholly-owned subsidiary of SEI Investments Company and the owner of a minority position. Both SEI Funds, Inc. and SEI Investments Company are located at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. For its services as a Sub-adviser, LSV is entitled to receive a fee from the Small/Mid Cap Growth Fund.

3

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2026. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Bridge Builder Trust)		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Josef Lakonishok, Ph.D.	30	$16.39 billion	55	$31.76 billion	209	$72.91 billion
Menno Vermeulen, CFA	30	$16.39 billion	55	$31.76 billion	209	$72.91 billion
Puneet Mansharamani, CFA	30	$16.39 billion	55	$31.76 billion	209	$72.91 billion
Greg Sleight	30	$16.39 billion	55	$31.76 billion	209	$72.91 billion
Guy Lakonishok, CFA	30	$16.39 billion	55	$31.76 billion	209	$72.91 billion
Gal Skarishevsky	30	$16.39 billion	55	$31.76 billion	209	$72.91 billion
Accounts Subject to Performance Fees
Josef Lakonishok, Ph.D.	0	0	4*	$2.59 billion	33	$18.31 billion
Menno Vermeulen, CFA	0	0	4*	$2.59 billion	33	$18.31 billion
Puneet Mansharamani, CFA	0	0	4*	$2.59 billion	33	$18.31 billion
Greg Sleight	0	0	4*	$2.59 billion	33	$18.31 billion
Guy Lakonishok, CFA	0	0	4*	$2.59 billion	33	$18.31 billion
Gal Skarishevsky	0	0	4*	$2.59 billion	33	$18.31 billion
*

These accounts are Limited Partnerships and/or Group Trust accounts limited partnerships to which LSV acts as General Partner and/or Investment Manager and are an aggregation of underlying investors who have negotiated a performance fee.

As of June 30, 2026, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts. The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. LSV uses a proprietary quantitative investment model to manage all of LSV’s accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary

4

quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another portfolio. LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client. LSV has procedures designed to ensure that all clients are treated fairly and to prevent these potential conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, the Forensic Testing Committee reviews, among other things, allocations of investment opportunities among clients and the allocation of partially-filled block trades, including allocations to accounts or funds with performance-based fees or which employees may be invested, to confirm consistency with LSV’s policies and procedures.

Compensation. Dr. Lakonishok and Messrs. Vermeulen, Mansharamani, Sleight, G. Lakonishok, and Skarishevsky receive a fixed base salary and bonus which is a function of overall firm profitability and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group. In addition, each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), located at 600 Travis Street, Houston, Texas 77002, is the Sub-adviser for an allocated portion of the Small/Mid Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser. Vaughan Nelson is a wholly-owned subsidiary of Natixis Investment Managers LLC. For its services as a Sub-adviser, Vaughan Nelson is entitled to receive a fee from the Small/Mid Cap Growth Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2026. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Bridge Builder Trust)		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Dennis G. Alff, CFA	2	$257 million	1	$138 million	29	$693 million
Chris D. Wallis, CFA	9	$3,046 million	10	$906 million	244	$9,876 million
Sundeep Khanna, CFA	2	$257 million	1	$138 million	29	$693 million

5

	Registered Investment Companies (excluding the Bridge Builder Trust)		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Accounts Subject to Performance Fees
Dennis G. Alff, CFA	0	0	0	0	1	$5.6 million
Chris D. Wallis, CFA	0	0	0	0	19	$308 million
Sundeep Khanna, CFA	0	0	0	0	1	$5.6 million

As of June 30, 2026, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts. At Vaughan Nelson, conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Vaughan Nelson has adopted policies and procedures to mitigate the effects of these conflicts. A conflict of interest also may arise to the extent a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others. Another conflict which exists is the use of client commissions where a commission is paid to a broker or dealer that provides brokerage and/or research services in excess of the commission that would be charged by another broker or dealer for merely executing the same transaction (“soft dollar arrangements”).

Compensation. The compensation program at Vaughan Nelson is designed to align the interests of portfolio management professionals with the interests of clients and Vaughan Nelson by retaining top-performing employees and creating incentives to enhance Vaughan Nelson’s long-term success.

Compensation of portfolio management professionals includes a fixed base salary, a variable bonus and deferral plan and a contribution to the firm’s retirement plan.

All portfolio management professionals (at the discretion of the Compensation Committee of the Vaughan Nelson Board) participate in the variable bonus and deferral plan component which, as a whole, is based upon a percentage of Vaughan Nelson’s net profit. Each portfolio management professional’s participation in the variable bonus and deferral plan is based upon many factors, including but not limited to:

•	Performance of the strategy managed (both absolute and relative to peers)

6

•	Amount of revenue derived from the strategy managed
•	Contribution to the development and execution of the firm’s investment philosophy and process
•	Participation and effectiveness in performing client service activities and marketing initiatives

The degree to which any one factor influences participation in the bonus pool will vary between individuals and over time. A portion of the variable bonus is subject to deferral and each participant has the option to invest the deferral into Vaughan Nelson managed product(s) while it vests. Each year’s deferral is paid out over a period of three years. Payments are conditioned upon compliance with non-compete and non-solicitation arrangements.

The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to the IRS limits) and such percentage is the same for all firm personnel. Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.

There is no distinction for purposes of compensation between the Fund and any other accounts managed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

7